UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2007

NOVA BIOSOURCE FUELS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

363 North Sam Houston Parkway East, Suite 630, Houston, Texas 77060

(Address of Principal Executive Offices)

713-869-6682

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements.  This report includes statements regarding the Company’s plans, goals, strategies, intent, beliefs or current expectations with respect to the proceeds of the private placement described below.  These statements are expressed in good faith and based upon a reasonable basis when made, but there can be no assurance that these expectations will be achieved or accomplished.  These forward looking statements can be identified by the use of terms and phrases such as “plan,” “intend,” “expect,” and the like, and/or future-tense or conditional constructions (“will,” “may,” etc.).  Although forward-looking statements in this report reflect the good faith judgment of management,  forward-looking statements are inherently subject to known and unknown risks, business, economic and other risks and uncertainties that may cause actual results to be materially different from those discussed in these forward-looking statements, including without limitation the availability of appropriate financing on commercially acceptable terms, the receipt of applicable government permits and the favorable result of various property inspections.  Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.  The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this report, other than as may be required by applicable law or regulation.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed on the Current Report on Form 8-K filed by Nova Biosource Fuels, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 28, 2007, the Company entered into the Securities Purchase Agreements, the Indenture and the Registration Rights Agreement (each as defined below) described therein, as well as the agreements described below.

Securities Purchase Agreement

On September 28, 2007, the Company issued and sold, in a private placement to qualified institutional buyers or in an offshore transaction, 10% convertible senior secured notes due 2012 in the aggregate principal amount of $55.0 million (the “Notes”) pursuant to securities purchase agreements (the “Securities Purchase Agreements”) between the Company and the purchasers named therein.  The purchase price for the Notes was $1,000 per $1,000 of principal amount of Notes purchased.

The Company used a portion of the net proceeds from the offering of the Notes to complete the acquisition of the 10 million gallon per year biodiesel refinery in Clinton County, Iowa for an aggregate purchase price of approximately $8.2 million plus repayment of approximately $3.4 million of indebtedness.  Approximately $11.0 million of the net proceeds were used to procure a letter of credit from which the first four semi-annual interest payments would be made on the Notes.  The Company intends to use approximately $3.0 million of the remaining net proceeds to make capital expenditures to modify the Clinton County refinery to incorporate its patented, proprietary biodiesel production process to enable the refinery to process low cost, high free fatty acid feedstocks, such as animal fats, oils and greases or corn oil extracted from dried distiller’s grains produced by ethanol plants.  The Company intends to use the remaining net proceeds for other general corporate purposes, including to fund a portion of the remaining construction costs of a 60 million gallon per year biodiesel refinery in Seneca, Illinois.

Indenture

The Notes were issued under an indenture entered into on September 28, 2007 among the Company, the Guarantors set forth therein, Nova Holding Seneca LLC, a wholly-owned subsidiary of the Company, and The Bank of New York Trust Company, N.A., a national banking association, as trustee and collateral agent (the “Indenture”).

The material terms and conditions are set forth below under “Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet,” which is incorporated by reference into this Item 1.01.

Registration Rights Agreement

In connection with the Securities Purchase Agreements, on September 28, 2007, the Company entered into a registration rights agreement with each purchaser whereby it agreed to file a registration statement within 30 days of the closing date covering the resale of the convertible notes and shares of common stock, if any, acquired by the purchasers upon the conversion of the Notes.  The Company also agreed to use its best efforts to cause such registration statement declared effective within 120 days of the closing date.  If the convertible notes and underlying shares of common stock are not registered for resale within that time period, the Company will pay additional interest at a rate per annum of 0.50% for the first 90 day period following the deadline and, thereafter, at a rate per annum of 1.0% until the registration statement is declared effective.

Master Securities Loan Agreement

In connection with the offering of the Notes, on September 28, 2007, Kenneth T. Hern, Chairman and CEO of the Company, and J.D. McGraw, President of the Company, entered into a master securities loan agreement with Jefferies & Company, Inc. (the “Securities Loan Agreement”), under which Mr. Hern and Mr. McGraw may loan to Jefferies in the aggregate up to eight million shares of the Company’s common stock during a period of five years, unless all of the Notes are converted into common stock prior to such date. The Company expects that the borrowed shares may be used for lending to investors in the Company’s Notes to facilitate transactions by which such Note holders may hedge their investments on the convertible notes. The Company’s board of directors has determined that the entry into the share lending agreement is in the best interests of the Company’s stockholders as it is a means to facilitate the offer and sale of the convertible notes on terms more favorable to the Company than it could have otherwise obtained.

Share Loan Registration Rights Agreement

In connection with the Securities Loan Agreement, on September 28, 2007, the Company entered into a share loan registration rights agreement with Jefferies and Messrs. Hern and McGraw (the “Share Loan Registration Rights Agreement”). Under the Share Loan Registration Rights Agreement, the Company agreed to file an amendment to its existing universal shelf registration statement within 5 business days of the closing date to add Messrs. Hern and McGraw as selling stockholders and covering the lending and subsequent lending of the shares of common stock being offered by such stockholders. The Company also agreed to use its best efforts to cause such registration statement declared effective within 120 days of the closing date. If the shares offered by Mr. Hern and Mr. McGraw are not registered for resale within that time period, the Company will pay liquidated damages per month to the holders of the Notes in an amount equal to 0.25% of the accreted principal amount, increasing by an additional 0.25% for each additional 90 day period, up to a maximum of 1.0%, until the registration statement is declared effective.

Copies of the Securities Purchase Agreement, the Registration Rights Agreement, the Indenture (including the form of notes and guarantees), the Master Securities Loan Agreement, certain related letter agreements and the Share Loan Registration Rights Agreement are filed herewith and incorporated by reference herein.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the transaction documents filed herewith.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

As previously disclosed on the Company’s Current Report on Form 8-K filed with the SEC on August 16, 2007, on August 15, 2007, a subsidiary of the Company entered into an asset purchase agreement (the “Agreement”) with Clinton County Bio Energy, L.L.C., an Iowa limited liability company (“CCBE”), and the members of CCBE.  On September 28, 2007, the Company acquired CCBE’s biodiesel refinery in Clinton County, Iowa and certain other assets and properties and assumed or repaid long-term debt of approximately $3.6 million and other specified liabilities of CCBE for an initial purchase price of $8,190,000, subject to certain adjustments for changes in working capital.  The Company had previously constructed the biodiesel refinery for CCBE pursuant to a design-build agreement. The net proceeds of the Notes offering were, in part, used to acquire CCBE’s biodiesel refinery and to repay the debt and other specified liabilities of CCBE.

The discussion set forth above under “Item 1.01 – Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Attached hereto as Exhibit 99.1 and 99.2 are the audited historical financial statements of Clinton County Bio Energy, L.L.C. as of and for the year ended June 30, 2007. Attached hereto as Exhibit 99.2 are unaudited pro forma combined financial statements of Clinton County Bio Energy, L.L.C. and Nova Biosource Fuels, Inc. for the periods ended October 31, 2006 and July 31, 2007, and as of July 31, 2007.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

As described in “Item 1.01 – Entry into a Material Definitive Agreement,” which is incorporated by reference into this Item 2.03, on September 28, 2007, the Company issued and sold, in a private placement to qualified institutional buyers or in an offshore transaction, 10% convertible senior secured notes due 2012 in the aggregate principal amount of $55.0 million, pursuant to the Indenture among the Company, the Guarantors set forth therein, Nova Holding Seneca LLC, a wholly-owned subsidiary of the Company, and The Bank of New York Trust Company, N.A., a national banking association, as trustee and collateral agent.

The Notes will pay interest semi-annually in cash or, after two years if elected by the Company and certain conditions are satisfied, by capitalizing the interest at a 12% annual rate.  The Notes have been fully and unconditionally guaranteed by the Company’s wholly-owned subsidiaries: Nova Holding Clinton County, LLC and Nova Biofuels Clinton County, LLC, the holding and project subsidiaries for the Clinton County biodiesel refinery.  The Notes and the guarantees are secured, to the extent permitted by law, by a first priority security interest in the Clinton County biodiesel refinery and its assets, by a pledge of the equity interests of the holding and project subsidiaries for the Clinton County biodiesel refinery and by a pledge of the equity interests in the holding company subsidiary for the Seneca biodiesel refinery.

Holders may convert their Notes into shares of common stock at an initial conversion price of $3.66 per share, subject to adjustment under certain circumstances, which would result in the issuance of approximately 15.0 million shares of common stock if all of the Notes were converted as of the date of this report.  If holders elect to convert the Notes prior to September 30, 2009, such holders will also receive a make-whole payment equal to the remaining scheduled interest payments due on or before the September 30, 2009.  If after September 30, 2009 the closing sale price of the Company’s common stock exceeds $6.00 per share for twenty days in any thirty consecutive day period, and other specified conditions are satisfied, the Company may redeem the Notes at a redemption price equal to 100% of the principal amount, plus accrued but unpaid interest and late charges to but excluding the redemption date plus a make-whole payment equal to the remaining scheduled interest payments due on or before September 30, 2010.  In addition, after September 30, 2010, but before September 30, 2011, if specified conditions are satisfied, the Company may redeem the Notes at a redemption price equal to 105% of the principal amount plus accrued but unpaid interest and late charges to but excluding the redemption date.  After September 30, 2011, if specified conditions are satisfied, the Company may redeem the Notes at a redemption price equal to 102.5% of the principal amount plus accrued but unpaid interest and late charges to but excluding the redemption date.  Holders may require the Company to repurchase all or a portion of the Notes on September 30, 2010 at a repurchase price equal to 100% of the principal amount plus accrued but unpaid interest and late charges to but excluding the repurchase date.  If a change of control occurs, the Company is required to make an offer to repurchase all or a portion of the Notes at a repurchase price equal to 102% of the principal amount plus accrued but unpaid interest to but excluding the repurchase date.  Additionally, the terms of the Notes restrict the ability of the Company and the guarantor subsidiaries, among other things, to pay dividends, repurchase equity securities, make certain investments or engage in other businesses, incur debt or liens, issue preferred stock or merge or sell substantially all of their assets. The covenants are subject to a number of important exceptions and qualifications that are set forth in the Indenture.

The Indenture provides for certain customary events of default, including but not limited to, failure to convert the Notes by delivery of common stock within the specified time period; failure to remain listed on a national securities exchange or another acceptable quotation system; default in payment when due of interest and such default continues for a period of 30 days; default in payment of any principal or premium, if any, on the Notes when it is due and payable; failure to comply with certain covenants; failure to obtain a renewal, extension or replacement of the letter of credit that would cause the letter of credit to expire before the deadline for payment of the fourth interest payment; failure to give certain notices; occurrence of certain events of default under certain mortgages, indentures or instruments; certain judicial determination; permitting certain liens and certain events of insolvency, including but not limited to the appointment of a receiver, custodian or trustee. The events of default are subject to a number of important exceptions, limitations and qualifications that are set forth in the Indenture.

A copy of the Indenture (including the form of notes and guarantees) is filed herewith and incorporated by reference herein.  The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the transactions documents filed herewith.

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

See “Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement,” which is incorporated by reference into this Item 3.03, regarding, among other restrictions, the terms of the Notes restricting the payment of dividends, repurchase equity securities and the incurrence of indebtedness.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

(1)	Audited Historical Financial Statements of Clinton County Bio Energy, L.L.C. as of and for the year ended June 30, 2007 (filed herewith).

(b)	Pro Forma Financial Information.

(1)

Unaudited Pro Forma Combined Financial Statements of Clinton County Bio Energy, L.L.C. and Nova Biosource Fuels, Inc. for the periods ended October 31, 2006 and July 31, 2007, and as of July 31, 2007 (filed herewith).

(d)	Exhibits.

4.1	Securities Purchase Agreements between Nova Biosource Fuels, Inc. and the purchasers named therein.

4.2

Indenture among the Company, the Guarantors set forth therein, Nova Holding Seneca LLC, a wholly-owned subsidiary of the Company, and The Bank of New York Trust Company, N.A., a national banking association, as trustee (including the note and guarantee attached thereto).

4.3	Registration Rights Agreement between Nova Biosource Fuels, Inc. and the purchasers named therein.

4.4	Share Loan Registration Rights Agreement among Nova Biosource Fuels, Inc., Kenneth T. Hern, J.D. McGraw and Jefferies & Company, Inc.

10.1	Master Securities Loan Agreement between Jefferies & Company, Inc. and Kenneth T. Hern and J.D. McGraw.

10.2	Letter agreement among Nova Biosource Fuels, Inc., Kenneth T. Hern and J.D. McGraw.

10.3	Letter agreement among Jefferies & Company, Inc., Kenneth T. Hern and J.D. McGraw.

23.1	Consent of Malone & Bailey, PC

99.1	Audited Historical Financial Statements of Clinton County Bio Energy, L.L.C. as of and for the year ended June 30, 2007.

99.2	Unaudited Pro Forma Combined Financial Statements of Clinton County Bio Energy, L.L.C. and Nova Biosource Fuels, Inc. as of and for the periods ended October 31, 2006 and July 31, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

By:	/s/ Kenneth T. Hern
Kenneth T. Hern
Chairman and Chief Executive Officer

Date:  October 4, 2007

Exhibit Index

Exhibit	Description

4.1	Securities Purchase Agreements between Nova Biosource Fuels, Inc. and the purchasers named therein.

4.2

Indenture among the Company, the Guarantors set forth therein, Nova Holding Seneca LLC, a wholly-owned subsidiary of the Company, and The Bank of New York Trust Company, N.A., a national banking association, as trustee (including the note and guarantee attached thereto).

4.3	Registration Rights Agreement between Nova Biosource Fuels, Inc. and the purchasers named therein.

4.4	Share Loan Registration Rights Agreement among Nova Biosource Fuels, Inc., Kenneth T. Hern, J.D. McGraw and Jefferies & Company, Inc.

10.1	Master Securities Loan Agreement between Jefferies & Company, Inc. and Kenneth T. Hern and J.D. McGraw.

10.2	Letter agreement among Nova Biosource Fuels, Inc., Kenneth T. Hern and J.D. McGraw.

10.3	Letter agreement among Jefferies & Company, Inc., Kenneth T. Hern and J.D. McGraw.

23.1	Consent of Malone & Bailey, PC

99.1	Audited Historical Financial Statements of Clinton County Bio Energy, L.L.C. as of and for the year ended June 30, 2007.

99.2	Unaudited Pro Forma Combined Financial Statements of Clinton County Bio Energy, L.L.C. and Nova Biosource Fuels, Inc. for the periods ended October 31, 2006 and July 31, 2007, and as of July 31, 2007.